Exhibit 99.2

1 ©Advent Software, Inc. 2006 All rights reserved. Advent Software, Inc. Fourth Quarter, 2007 Earnings Highlights February 5, 2008 Advent Investor Relations Contact: InvestorRelations@advent.com

2 ©Advent Software, Inc. 2006 All rights reserved. Forward-Looking Statements The forward-looking statements included in this presentation, which reflect management's best judgment based on factors currently known, involve risks and uncertainties, and our actual results may differ materially from those discussed here. These risks and uncertainties include potential fluctuations in results and future growth rates, the successful development and market acceptance of new products and product enhancements, continued uncertainties and fluctuations in the financial markets, and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2006 annual report on Form 10-K/A. The company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3 ©Advent Software, Inc. 2006 All rights reserved. Q407 Financial Highlights Operating Results • Revenue $59.6M, up 19% over Q406 • Term License, Maintenance & Other Recurring 74% of Q407 revenue and 77% of total 2007 revenue • Income from Operations $3.7M or 6.3% of revenue Expenses included $3.3M stock compensation and $1.2M amortization and acquired IPR&D, which when combined represented 7.6% of revenue • Net income $4.0M; diluted EPS $0.14 • Term contract value $36.1M, up 106% over Q406 • Operating cash flow $24.1M, up 59% over Q406 Balance Sheet • Deferred revenue $120.2M, up $20.3M from 9/30/07 • Cash & cash equivalents of $49.6M, up $6.8M from 9/30/07 • Repaid $20M balance on line of credit, leaving zero balance as of 12/31/07

4 ©Advent Software, Inc. 2006 All rights reserved. Q407 Business Highlights • Launched Advent Rules Manager, our new offering for pre- and post-trade compliance • New contract counts: 21 Geneva contracts, which is a record for Advent 47 APX contracts, including migrations, which is a record for Advent • 90% Blended renewal rate for term fees and perpetual maintenance Rate is based on cash collections; reported one quarter in arrears For the first-time, term contract renewals are included in this renewal rate Blended renewal rate is consistent with 6 quarter range of 89-94% • Investment to support growth: Added 47 full-time positions during the fourth quarter Hired 18 in client services, 11 in professional services, 8 in product development, 5 in sales and 5 in G&A • Acquired Vivid Orange, a UK-based company for MicroEdge sub.

5 ©Advent Software, Inc. 2006 All rights reserved. Quarterly Revenue Trend ($M) $44 $44 $46 $50 $48 $52 $56 $60 $59-$61 $0 $10 $20 $30 $40 $50 $60 $70 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108G • Consistent revenue growth from large, diverse, loyal client base • Transitioned all products to a term licensing model Q304 - Q405 “G” represents Guidance pr ov ided 2/5/08

6 ©Advent Software, Inc. 2006 All rights reserved. TCV -> ACV, including APX Migrations ($M) TCV (Term Contract Value) was the historic metric used to define bookings. Advent is shifting to ACV (Annual Contract Value), including APX Migration bookings, to more accurately model the term fees revenue line. The table and graph show historic TCV and ACV, both including APX Migrations. TCV: Term Contract Value ($M) 6.3 22.7 48.8 81.3 Weighted Average Term: Term Contract Value (years) 3.7 3.2 3.0 3.4 ACV: Annual Contrac t Value from TCV ($M) 1.7 7.0 16.4 24.1 TCV, including APX Migrations ($M) $6.3 $23.7 $59.7 $91.1 Weighted Average Term, including APX Migrations (years) 3.7 3.2 3.0 3.3 ACV, including APX Migrations ($M) $1.7 $7.4 $20.2 $27.6 FY07 Annual Contract Value, including APX Migrations FY04 FY05 FY06 $6.3 $1.7 $23.7 $7.4 $59.7 $20.2 $91.1 $27.6 $0. 0 $20. 0 $40. 0 $60. 0 $80. 0 $100. 0 FY04 FY05 FY06 FY07 TCV, includi ng APX Migra tions ($M) ACV, including APX Migrations ($M)

7 ©Advent Software, Inc. 2006 All rights reserved. Quarterly TCV -> ACV ($M) $4.5 $1.4 $6.4 $4.0 $4.9 $8.5 $9.6 $16.4 $12.7 $21.0 $11.1 $18.5 $ 20.5 $41.0 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Q304 Q105 Q305 Q106 Q306 Q107 Q307 Term Contract Value + TCV for APX Migrations $1.2 $0.5 $1.4 $1.4 $1.5 $3.2 $3.6 $5.6 $4.3 $6.7 $3.4 $6.3 $5.9 $12.1 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Q304 Q105 Q305 Q106 Q306 Q107 Q307 Combined Average term (yrs): 3. 7 2.8 4.7 2.9 3. 3 2. 6 2.6 2. 9 3.0 3.1 3.3 2.9 3.5 3. 4 Annual Contract Value + ACV for APX Migrations

8 ©Advent Software, Inc. 2006 All rights reserved. Revenue Performance ($M) • In Q4’07, 14% of revenue was from EMEA, up 2-3 points which is consistent with the fourth quarters of 2005 and 2006 • In Q4’07, 11% of revenue was from MicroEdge which is consistent with the 10-13% range actual since 2004 • In Q4’07, $3.8M of Perpetual license fees was from assets under administration (AUA) fee revenue on perpetual licenses Q406 Q407 Growth Term $6.5 $10.2 58% Perpetual Maintenance $20.7 $22.2 7% Other Recurring $9.5 $11.5 21% Term License, Maintenance & Other Recurring $36.7 $43.9 20% Perpetual License Fees $7.8 $8.8 13% Professional Services & Other $5.7 $6.8 19% Total Revenue $50.2 $59.6 19%

9 ©Advent Software, Inc. 2006 All rights reserved. Deferred Revenue & Operating Cash Flow $74 $73 $85 $91 $96 $100 $120 $50 $70 $90 $110 $130 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Total Deferred Revenue Balance at Qtr. End $12.1 $10.2 $15.2 $13.8 $12.0 $12.4 $24.1 $0 $5 $10 $15 $20 $25 $30 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Operating Cash Flow $M $M

10 ©Advent Software, Inc. 2006 All rights reserved. P&L Highlights Q406 Q407 Growth Total Revenue ($M) $50.2 $59.6 19% Gross Profit ($M) $34.1 $41.1 21% Gross Margin % 68% 69% 1 point Income from Operations ($M) ($2.2) $3.7 274% Operating Margin ($M) (4.3%) 6.3% 11 points Included in above: Stock Compensation Expense ($M) $3.5 $3.3 (4%) Amortization and IPR&D ($M) $1.1 $1.2 4% Subtotal ($M) $4.6 $4.5 (2%) Percentage of Revenue 9% 8% (1 point)

11 ©Advent Software, Inc. 2006 All rights reserved. Term License Revenue & Expense Deferral ($M) Revenue deferral is required because no revenue can be recognized until implementation services sold with term licenses are substantially complete. Implementation services and direct incremental expenses (labor, travel expenses and sales commissions) are deferred and spread over the life of a term contract, typically 3 years. FY05 FY06 Q107 Q207 Q307 Q407 FY07 Term ($0.1) ($2.5) ($1.2) $0.8 ($0.8) ($1.1) ($2.3) Professional Services ($1.0) ($5.7) ($2.1) ($2.1) ($2.2) ($3.1) ($9.5) Total Revenue ($1.1) ($8.2) ($3.3) ($1.4) ($3.0) ($4.2) ($11.8) Cost of Services $0.4 $2.3 $0.8 $0.9 $0.9 $1.3 $3.8 Gross Margin Impact ($0.7) ($5.9) ($2.5) ($0.5) ($2.2) ($3.0) ($8.0) Gross Margin Impact (points) (0%) (3%) (5%) (1%) (4%) (5%) (4%) Sales & Marketing $0.0 $0.2 $0.1 $0.0 $0.1 $0.1 $0.3 Income from Operations Impact ($0.7) ($5.7) ($2.4) ($0.5) ($2.1) ($2.9) ($7.7) Operating Margin Impact (points) (0%) (3%) (5%) (1%) (4%) (5%) (4%)

12 ©Advent Software, Inc. 2006 All rights reserved. 2008 Guidance $15 - $18 n/a Capital Expenditures ($M) $68 - $71 n/a Cash Flow from Operations ($M) ½% - 1% per qtr n/a WASO Growth 35% – 40% n/a Provisional Tax Rate (no 2008 cash taxes) 6% - 9% 2% - 5% Income From Operations (as % of revenue) $248 - $254 $59 - $61 Revenue ($M) Q108 FY08 Guidance